UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

         DATE OF REPORT (Date of earliest event reported): March 3, 2009

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         _______________________________

         INDIANA                        0-17071                  35-1544218
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     _ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     _ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     _ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     _ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (b) On March 3, 2009, Michael L. Cox, a director of First Merchants Corporation (the "Corporation"), delivered his written resignation to the Corporation, effective as of the 2009 Annual Meeting of the Corporation's shareholders. Mr. Cox's resignation was in fulfillment of his obligations under his letter agreement with the Corporation, dated January 23, 2007.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATE: March 5, 2009.

                                                FIRST MERCHANTS CORPORATION


                                                By: /s/ Mark K. Hardwick
                                                    ----------------------------
                                                    Mark K. Hardwick,
                                                    Executive Vice President and
                                                    Chief Financial Officer